UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: May 28, 2013

(Date of earliest event reported)

UNIVERSAL HOSPITAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-20086

Delaware	41-0760940
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

6625 West 78th Street, Suite 300

Minneapolis, Minnesota 55439

(Address of principal executive offices, including zip code)

952-893-3200

(Registrant’s telephone number, including area code)

Not Applicable

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant.

Previous Independent Registered Public Accounting Firm

The Audit Committee of Universal Hospital Services, Inc. (“UHS”) conducted a competitive process to select a firm to serve as UHS’s independent registered public accounting firm. As a result of this process, on May 28, 2013, the Audit Committee approved the dismissal of Deloitte & Touche LLP (“D&T”) as its independent registered public accounting firm effective as of that date.

D&T’s reports on UHS’s consolidated financial statements for the fiscal years ended December 31, 2012 and 2011 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.  D&T’s report on UHS’s consolidated financial statements for the fiscal years ended December 31, 2011 and 2010 was modified to include an explanatory paragraph relating to the restatement of UHS’s consolidated financial statements.

During the two most recent fiscal years ended December 31, 2012 and 2011, and in the subsequent period through May 28, 2013, there were no disagreements, as defined in Item 304(a)(1)(iv) of Regulation S-K, with D&T on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreements in connection with their reports on our financial statements for such periods.

During the two most recent fiscal years ended December 31, 2012 and 2011, and in the subsequent period through May 28, 2013, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K, other than:

On Form 10-K/A for the fiscal year ended December 31, 2011, UHS reported the existence of a material weakness in its internal control over financial reporting related to the evaluation of non-routine events or transactions. UHS reported the remediation of this material weakness in Item 9A of its Annual Report on Form 10-K for the fiscal year ended December 31, 2012.

UHS has provided D&T with a copy of the foregoing disclosures and requested that D&T furnish UHS with a letter addressed to the Securities and Exchange Commission (“SEC”) stating whether or not it agrees with the statements in the above paragraphs. D&T ‘s letter to the SEC is filed as Exhibit 16.1 to this Current Report on Form 8-K.

New Independent Registered Public Accounting Firm

On June 3, 2013, the Audit Committee of UHS engaged KPMG LLP (“KPMG”) as its new independent registered public accounting firm, effective immediately.  During the years ended December 31, 2012 and 2011, and through June 3, 2013 the date of KPMG’s engagement, UHS did not consult with KPMG regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01           Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission, dated June 3, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Universal Hospital Services, Inc.

By:	/s/ James B. Pekarek
James B. Pekarek
Executive Vice President and Chief Financial Officer

Date: June 3, 2013

Exhibit Index

Exhibit No.	Description
16.1	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission, dated June 3, 2013.